===============================================================================



                                                 A Member of The Vanguard Group
===============================================================================

PROSPECTUS -- January 16, 1998
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: Investor Information Department -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: Client Services Department -- 1-800-662-2739
(CREW)
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INVESTMENT         Vanguard Asset Allocation Fund, Inc. (the "Fund") is an
OBJECTIVE &        open-end diversified investment company that seeks to
POLICIES           maximize total return (i.e., capital change plus income).
                   The Fund invests in common stocks, bonds and money market
                   instruments in proportions consistent with their expected
                   returns and risks as evaluated by the Fund's adviser. The
                   Fund should not be considered a complete investment program.
                   There is no assurance that the Fund will achieve its stated
                   objective. Shares of the Fund are neither insured nor
                   guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN         To open a regular (non-retirement) account, please complete
ACCOUNT            and return the Account Registration Form. If you need
                   assistance in completing this form, please call our Investor
                   Information Department. To open an Individual Retirement
                   Account (IRA), please use a Vanguard IRA Adoption Agreement.
                   To obtain a copy of this form, call 1-800-662-7447, Monday through Friday from 8:00 a.m. to 9:00 p.m. and Saturday, from
                   9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000, or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load
                   basis (i.e., there are no sales commissions or 12b-1 fees).
                   However, the Fund incurs expenses for investment advisory, management, administrative and distribution services.
--------------------------------------------------------------------------------

ABOUT THIS         This Prospectus is designed to set forth concisely the
PROSPECTUS         information you should know about the Fund before you invest.
                   It should be retained for future reference. A "Statement of Additional Information" containing additional information about the Fund has been filed with the Securities and Exchange Commission. Such Statement is dated January 16, 1998 and has been incorporated by reference into this Prospectus.
                   A copy may be obtained without charge by writing to the Fund, by calling our Investor Information Department at 1-800-662-7447 or by visiting the Securities and Exchange
                   Commission's website (www.sec.gov).

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TABLE OF CONTENTS

                                 Page                                       Page                                      Page
Fund Expenses   ...............     2      Implementation of Policies  ...     6                SHAREHOLDER GUIDE
Financial Highlights  .........     2      Investment Limitations   ......     8     Opening an Account and
Yield and Total Return   ......     3      Management of the Fund   ......     9        Purchasing Shares  .........    15
             FUND INFORMATION              Investment Adviser ............     9     When Your Account Will Be
Investment Objective  .........     3      Performance Record ............    11        Credited  ..................    18
Investment Policies   .........     3      Dividends, Capital Gains and              Selling Your Shares   .........    19
Investment Risks   ............     4         Taxes  .....................    12     Exchanging Your Shares   ......    21
Who Should Invest  ............     6      The Share Price of the Fund ...    13     Important Information About
                                           General Information   .........    14        Telephone Transactions   ...    23
                                                                                     Transferring Registration   ...    23
                                                                                     Other Vanguard Services  ......    24


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

FUND EXPENSES    The following table illustrates all expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1997 fiscal year.

                      Shareholder Transaction Expenses
                -----------------------------------------------------------
                 Sales Load Imposed on Purchases ..................   None
                 Sales Load Imposed on Reinvested Dividends  ......   None
                 Redemption Fees  .................................   None
                 Exchange Fees ....................................   None

                              Annual Fund Operating Expenses
                 --------------------------------------------------------------------
                 Management & Administrative Expenses  ......                   0.36%
                 Investment Advisory Fees  ..................                   0.09
                 12b-1 Fees .................................       None
                 Other Expenses
                 Distribution Costs  ........................       0.02%
                 Miscellaneous Expenses .....................       0.02
                                                                   -----
                 Total Other Expenses   .....................                   0.04
                                                                                ----
                     Total Operating Expenses ...............                   0.49%
                                                                                ====


                 The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

                 The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Fund charges no redemption fees of any kind.

                       1 Year               3 Years     5 Years     10 Years
                       -------             ---------   ---------   ---------
                         $5                   $16         $27         $62


                 This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------

FINANCIAL        The following financial highlights information, for a share
HIGHLIGHTS       outstanding throughout each period, insofar as it relates to each of the five years in the period ended September 30, 1997, has been derived from the financial statements which were audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997
                 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse
                 LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.

                                                 Year Ended September 30,
                                   -------------------------------------------------
                                       1997        1996         1995          1994
                                   -----------  -----------  -----------  ----------
Net Asset Value, Beginning of
 Period  ........................   $18.27       $17.03        $13.78         $15.08
                                    -------      -------     --------      ---------
Investment Operations
 Net Investment Income  .........      .74          .69           .64            .52
 Net Realized and Unrealized
  Gain (Loss) on Investments.....     4.29         1.82          3.18           (.81)
                                    -------      -------     --------      ---------
  Total from Investment
  Operations   ..................     5.03         2.51          3.82           (.29)
------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment
  Income ........................     (.72)      (  .66)         (.57)          (.48)
 Distributions from Realized
  Capital Gains   ...............    (1.05)      (  .61)           --           (.53)
                                    --------     --------    --------      ---------
  Total Distributions   .........    (1.77)      ( 1.27)         (.57)         (1.01)
------------------------------------------------------------------------------------
Net Asset Value, End of
 Period  ........................   $21.53       $18.27        $17.03         $13.78
====================================================================================
Total Return   ..................    29.42%       15.27%        28.57%         (2.05)%
====================================================================================
Ratios/Supplemental Data
Net Assets, End of Period
 (Millions) .....................   $3,738       $2,341       $1,593          $1,120
Ratio of Total Expenses to
 Average Net Assets  ............     0.49%        0.47%        0.49%           0.50%
Ratio of Net Investment Income
 to Average Net Assets  .........     3.96%        4.17%        4.41%           3.68%
Portfolio Turnover Rate .........       10%          47%          34%             51%
Average Commission Rate Paid  ...   $.0099       $.0160          N/A             N/A


                                                                                         Nov. 3, 1988+ to
                                      1993         1992         1991          1990        Sept. 30, 1989
                                   -----------  -----------  -----------  -------------  ------------------
Net Asset Value, Beginning of
 Period  ........................  $  13.79     $  13.06     $  10.93      $   12.11       $  10.00
                                   --------     --------     --------      ---------       --------
Investment Operations
 Net Investment Income  .........       .54          .61          .60            .60           .46
 Net Realized and Unrealized
  Gain (Loss) on Investments ....      1.51          .90         2.28          (1.12)         1.90
                                   --------     --------     --------      ---------       --------
  Total from Investment
  Operations   ..................      2.05         1.51         2.88           (.52)         2.36
-----------------------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment
  Income ........................      (.59)        (.59)        (.62)          (.51)         (.25)
 Distributions from Realized
  Capital Gains   ...............      (.17)        (.19)        (.13)          (.15)           --
                                   --------     --------     --------      ---------       --------
  Total Distributions   .........      (.76)        (.78)        (.75)          (.66)         (.25)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period  ........................  $  15.08     $  13.79     $  13.06      $   10.93       $  12.11
===========================================================================================================
Total Return   ..................     15.41%       12.16%       27.32%         (4.57)%        23.93%
===========================================================================================================
Ratios/Supplemental Data
Net Assets, End of Period
 (Millions) .....................  $  1,003     $    502     $    265      $     160       $    107
Ratio of Total Expenses to
 Average Net Assets  ............      0.49%        0.52%        0.44%          0.50%          0.49%*
Ratio of Net Investment Income
 to Average Net Assets  .........      4.07%        4.95%        5.28%          5.53%         5.53%*
Portfolio Turnover Rate .........        31%          18%          44%            12%           52%
Average Commission Rate Paid  ...      N/A          N/A          N/A          N/A               N/A

* Annualized.
+Commencement of operations.

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YIELD AND TOTAL  From time to time the Fund may advertise its yield and total
RETURN return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

INVESTMENT       The objective of the Fund is to maximize total return (i.e.,
OBJECTIVE        capital change plus income) while exhibiting less investment
The Fund seeks   risk than a portfolio consisting entirely of common stocks.
to maximize      There is no assurance that the Fund will achieve its stated
total return     objective.

--------------------------------------------------------------------------------

INVESTMENT       The Fund will allocate its assets among a common stock
POLICIES         portfolio, a bond portfolio, and money market instruments. The
                 Fund's adviser, Mellon Capital Management, allocates the Fund's
The Fund         assets among stocks, bonds and money market instruments in
invests in       proportions which reflect the anticipated returns and risks of
stocks, bonds    each asset class. The estimates of return and risk are
and money        developed based upon the adviser's disciplined valuation
market           methodology. There are no limitations on the amount of
instruments
in
varying
proportions
                 the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds and money market instruments). The
                 Fund is managed without regard to tax ramifications.

                 In estimating the relative attractiveness of each asset class, the adviser takes into account various factors. Common stocks are evaluated using a "dividend-discount" model. This model provides an estimate of the expected return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") based upon earnings forecasts for companies whose stocks are included in the S&P 500 Index. The expected bond return is the current yield-to-maturity of long-term U.S. Treasury bonds, while the return on money market instruments reflects the current yield on three-month U.S. Treasury bills and long-term inflation forecasts.

                 Once expected return and volatility (risk) estimates are developed for each asset class, the adviser attempts to identify apparent imbalances in the relative pricing of common stocks, bonds and money market instruments, using a computer model. Implicit in the adviser's approach is the belief that such short-term imbalances occur periodically but tend to be corrected fairly quickly. The Fund's allocation among the three asset classes is then structured to take advantage of these perceived imbalances.

                 To implement a particular allocation strategy, the Fund may invest in the following securities: a diversified portfolio of common stocks selected by the adviser to parallel the performance of the S&P 500 Index; long-term U.S. Treasury bonds with maturities generally in excess of 20 years; and selected money market instruments, including repurchase agreements. The Fund may also invest in futures contracts on stock indexes and bonds. See "Implementation of Policies" for a description of the securities in which the Fund invests and other investment practices of the Fund.

                 The Fund is responsible for voting the shares of all securities it holds.

                 The investment objective and policies of the Fund are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified prior to a material change in either.
-------------------------------------------------------------------------------

INVESTMENT RISKS Depending on the adviser's allocation of the Fund's assets among stocks, bonds and cash reserves, investors in the Fund
The Fund is      may be exposed to the market risk of common stocks and bonds.
subject to stock
and bond         Stock market risk is the possibility that stock prices in
market risk      general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. To illustrate the volatility of domestic stock prices, the table on page 5 sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1997, as measured by the Standard & Poor's 500
                 Composite Stock Price Index:

             Average Annual U.S. Stock Market Returns (1926-1997)
                          Over Various Time Horizons


                                1 Year          5 Years          10 Years         20 Years
                             --------------   --------------   ---------------   -----------
                 Best             +53.9%           +23.9%           +20.1%          +16.9%
                 Worst            -43.3            -12.5             -0.9            +3.1
                 Average          +13.0            +10.5            +10.9           +10.9

                 As shown, from 1926 to 1997, U.S. common stocks as measured by the Index provided an average annual total return (capital appreciation plus dividend income) for 10 years, of +10.9%. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year.

                 Bond market risk is the potential for fluctuations in the market value of bonds. Bond prices vary inversely with changes in the level of interest rates. When interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, long-term bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the higher level of income that bonds provide.

                 While the Fund invests in stocks, bonds and money market instruments in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes. Because the allocation strategy of the adviser may, at certain times, result in a portfolio with a primary emphasis on common stocks, the Fund may from time to time exhibit a level of volatility which is more consistent with a common stock portfolio than a balanced portfolio. However, under normal circumstances, the volatility of the Fund's total return is expected to be less than that of a common stock portfolio, as represented, for example, by the S&P 500 Index.


The adviser may  Investors should also be aware that the investment results of
fail to          the Fund depend upon the adviser's ability to anticipate
anticipate       correctly the relative performance and risk of stocks, bonds
market           and money market instruments. Historical evidence indicates
advances or      that correctly timing portfolio allocations among these asset
declines         classes has been an extremely difficult strategy to implement successfully. While the adviser has substantial experience in asset allocation, there can be no assurance that the adviser will correctly anticipate relative asset class performance in the future on a consistent basis. The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, or if a major portion of its assets were allocated to stocks during a market decline.
                 Similarly, the Fund's short-term investment results would also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.

--------------------------------------------------------------------------------

WHO SHOULD       The Fund is designed for investors seeking maximum total return
INVEST           through an investment vehicle which provides an actively
                 managed mix of stocks, bonds and money market instruments.
Long-term        Because the Fund can and may have a large percentage of its
investors        portfolio invested in common stocks, investors in the Fund
seeking          should be willing to accept the risk of an all-stock portfolio,
maximum total    including the potential for sudden, sometimes substantial
return           declines in market value.

                 Due to the risks associated with common stock and bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.

                 No assurance can be given that the Fund will achieve its objective or that shareholders will be protected from the risk of loss that is inherent in equity investing. Also, there can be no guarantee that the adviser will correctly anticipate fluctuations in the stock and bond markets in its effort to maximize total return while minimizing risk.

                 The Fund should be considered part of a well-rounded investment program and not its sole component. Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.
-------------------------------------------------------------------------------

IMPLEMENTATION   In an effort to maximize its total investment return, the Fund
OF POLICIES      utilizes a number of investment practices.


The Fund may     The Fund invests in stocks, bonds and money market instruments
invest in        in varying proportions. For common stocks, the Fund will invest
stocks, bonds    in a diversified portfolio of common stocks selected to
and money        parallel theinvestment performance of the S&P 500 Index. The
market           Fund may also invest in stock index futures and options to a
instruments      limited extent, as described on page 7.

                 Bond investments for the Fund will consist of long-term U.S. Treasury bonds (those with maturities generally in excess of 20 years) and, as described below, futures contracts and options on such bonds. As part of its bond portfolio, the Fund may also invest in other long-term "full faith and credit" obligations of the U.S. Government.

                 The money market instruments held by the Fund will have an average weighted maturity of less than 90 days. Money market instruments may include obligations of the United States Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

                 The Fund, along with other Vanguard Funds, may deposit its daily cash reserves into a joint account which invests such reserves in repurchase agreements and other short-term instruments. CoreStates Bank, NA is the custodian for the joint account.

                 A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities acquired by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the custodian bank for the joint account until repurchased.

The Fund may     The Fund may lend its investment securities to qualified
lend its         institutional investors for either short-term or long-term
securities       purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

The Fund may     The Fund may borrow money, subject to the limitations set forth
borrow money     below, for temporary or emergency purposes, including the
under unusual    meeting of redemption requests which might otherwise require
circumstances    selling securities at a loss.

Portfolio        Due to the active asset allocation approach employed by the
turnover         Fund, the Fund's portfolio turnover rate may be high,
may be high      approximately 100% per year. A 100% portfolio turnover rate would occur, for example, if all of the Fund's securities were replaced within one year.

Derivative       Derivatives are instruments whose values are linked to or
Investing        derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

The Fund may     The Fund may utilize stock and bond futures contracts and
use futures      options to a limited extent. Specifically, the Fund may enter
contracts and    into futures contracts provided that not more than 5% of its
options          gross assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options only to the extent that obligations under such contracts or transactions represent not more than 50% of the Fund's gross assets. However, under unusual circumstances, the Fund may maintain futures positions that are equivalent in value to up to 100% of the Fund's gross assets, so that the Fund may remain effectively fully invested in proportions consistent with the adviser's current asset allocation strategy.

                 Futures contracts and options may be used for several reasons: to reallocate the Fund's assets among stocks, bonds and money market instruments while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index.

                 For example, in order to reallocate 10% of the Fund's assets from stocks to bonds while minimizing transaction costs, the adviser may sell stock index futures and purchase bond futures. Because the transaction costs of futures contracts and options may be lower than the costs of investing in stocks or bonds directly, it is expected that the use of futures contracts and options may reduce the Fund's total transaction costs. Also, because futures contracts only require a small initial margin deposit, the Fund would then be able to simultaneously maintain a cash reserve for potential redemptions and simulate full investment. In the event of net redemptions from the Fund, sufficient futures contracts would be sold to avoid any leveraging of the Fund's assets.

Futures          The primary risks associated with the use of futures contracts
contracts and    and options are: (i) imperfect correlation between the change
options pose     in market value of the securities held by the Fund and the
certain risks    prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of the Fund's underlying securities. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. While futures contracts and options can be used as leveraged instruments, the Fund may not use futures contracts or options to leverage its net assets.

                 The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, the Fund will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.
-------------------------------------------------------------------------------

INVESTMENT       The Fund has adopted fundamental limitations on some of its
LIMITATIONS      investment policies. Some of these limitations are that the
                 Fund may not:

The Fund has     (a) with respect to 75% of the value of its total assets,
adopted certain  purchase the securities of any issuer (except obligations of
fundamental      the United States government and its instrumentalities) if as
limitations      a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

                 (b) invest more than 25% of its assets in any one industry;

                 (c) borrow money except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments; and

                 (d) pledge, mortgage or hypothecate any of its assets to an extent greater than 5% of its total assets.

                 A complete list of applicable investment limitations can be found in the Statement of Additional Information; these are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

--------------------------------------------------------------------------------

MANAGEMENT OF    The Fund is a member of The Vanguard Group of Investment
THE FUND         Companies, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total assets in
Vanguard         excess of $310 billion. Through their jointly-owned subsidiary, administers and The Vanguard Group, Inc. ("Vanguard"), the Fund and the other distributes the funds in the Group obtain at cost virtually all of their
Fund             corporate management, administrative and distribution
                 services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by average net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

                 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays a share of Vanguard's total expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                 The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                 Vanguard provides distribution and marketing services to the funds. However, each fund bears its share of the Group's distribution costs.
-------------------------------------------------------------------------------

INVESTMENT       The Fund employs Mellon Capital Management Corporation, 595
ADVISER          Market St., Suite 3000, San Francisco, CA 94105, as its
                 investment adviser. Under an investment advisory agreement
Mellon Capital   dated July 1, 1997, the adviser manages the investment and
Management       reinvestment of the assets of the Fund and continuously
manages the      reviews, supervises and administers the Fund's investment
Fund's           program. The adviser discharges its responsibilities subject to
investments      the control of the Officers and Directors of the Fund.

                 The adviser is a professional counseling firm which manages well-diversified stock and bond portfolios for institutional clients. As of September 30, 1997 the adviser provided investment advisory services to 227 clients and managed assets with an approximate value of $64.9 billion. The adviser's asset allocation strategy was developed by the adviser's co-founder, William Fouse, in 1972, and is used by 109 of its clients and accounts for approximately $20.2 billion of the assets that it manages. For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing approach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                 The adviser was founded in October 1983 by William Fouse and Thomas Loeb. They have been responsible for overseeing the implementation of the firm's strategy for the Fund since the Fund's inception in 1988. The adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a subsidiary of Mellon Bank Corporation.

                 The Fund pays the adviser a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                           Net Assets                       Rate
                           ----------                       ----
                           First $100 million              .200%
                           Next $900 million               .150%
                           Next $500 million               .125%
                           Over $1.5 billion               .100%

                 This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of a "Combined-Index", 65% of which shall be comprised of the Standard & Poor's 500 Composite Price Index and 35% of which shall be comprised of the Lehman Brothers Long-Term U.S. Treasury Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the Combined Index for the same period. For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund will be averaged over the same period as the performance of the Fund and the investment record of the Combined Index are computed. For the year ended September 30, 1997, the investment advisory fee paid by the Fund represented an effective annual rate of 0.12% of the Fund's average net assets, before a decrease of 0.03% based on performance.

                 The adviser is authorized to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and is directed to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, the adviser may choose brokers who charge higher commissions in the interests of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

                 The Fund has authorized the adviser to pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution, provided the adviser believes this to be in the best interest of the Fund. Although the Fund does not market its shares through intermediary brokers or dealers, the Fund may place orders with qualified broker-dealers who recommend the Fund to clients if the Officers of the Fund believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                 The Fund's Board of Directors may, without the approval of shareholders, provide for: (a) the employment of a new
                 investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser; (b) a change in the terms of an
                 advisory agreement; and (c) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser. Any such change will only be made upon not less than 30 days prior written notice to shareholders of the Fund which shall include substantially the information concerning the adviser that would have normally been included in a proxy statement.
-------------------------------------------------------------------------------
PERFORMANCE      The table on page 12 provides investment results for the Fund
RECORD           for several periods throughout the Fund's lifetime. The results shown represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard
                 & Poor's 500 Composite Stock Price Index, a widely-used barometer of stock market activity, and the Consumer Price
                 Index, a statistical measure of changes in the prices of goods and services. The tables do not make any allowance for federal, state or local income taxes, which shareholders must pay on a current basis.

                 The results should not be considered a representation of the total return from an investment made in the Fund today. This information is provided to help investors better understand the Fund and may not provide a basis for comparison with other investments or mutual funds which use a different method to calculate performance.

           Average Annual Return for Vanguard Asset Allocation Fund

         Fiscal Periods             Vanguard Asset     S&P 500      Consumer
         Ended 9/30/97             Allocation Fund      Index      Price Index
         --------------            ---------------    ---------    -----------
            1 Year                     +29.4%           +40.4%        +2.2%
            5 Years                     +16.7           +20.8         +2.7
            Lifetime*                   +15.7           +18.1          --

                   * November 3, 1988, to September 30, 1997.
--------------------------------------------------------------------------------

DIVIDENDS,       The Fund expects to pay dividends semi-annually from ordinary
CAPITAL GAINS    income. Net capital gains distributions, if any, will be
AND TAXES        distributed annually.

The Fund pays    In addition, in order to satisfy certain distribution
semi-annual      requirements of the Tax Reform Act of 1986, the Fund may
dividends and    declare special year-end dividend and capital gains
any capital      distributions during December. Such distributions, if received
gains            by shareholders by January 31, are deemed to have been paid by
annually         the Fund and received by shareholders on December 31 of the prior year.

                 Dividend and capital gains distributions may be automatically reinvested or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.

                 The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income and net short-term capital gains will generally qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                 Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Long-term gains may be taxed at different rates depending on how long the Fund held the securities. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. The Fund does not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. Consequently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Fund realizes net capital losses.

                 Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Fund. Also, keep in mind that if you purchase shares in the Fund shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                 The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

A capital gain   A sale of shares of the Fund is a taxable event and may result
or loss may be   in a capital gain or loss. A capital gain or loss may be
realized upon    realized from an ordinary redemption of shares or an exchange
exchange or      of shares between two mutual funds (or two portfolios of a
redemption       mutual fund).

                 Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                 The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or taxpayer identification number and by certifying that you are not subject to backup withholding.

                 The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund are exempt from Pennsylvania personal property taxes.

                 The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund. The Fund is managed without regard to tax ramifications.
-------------------------------------------------------------------------------

THE SHARE PRICE  The Fund's share price, or "net asset value" per share, is
OF THE FUND      calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock
                 Exchange (generally 4:00 p.m. Eastern time) on each day that the exchange is open for trading.

                 Fund securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

                 Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

                 Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

                 Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

                 The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

-------------------------------------------------------------------------------
GENERAL          The Fund is a Maryland corporation. The Articles of
INFORMATION      Incorporation permit the Directors to issue 1,000,000,000
                 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes
                 ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series.
                 Currently the Fund is offering one class of shares.

                 The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                 Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                 All securities and cash are held by State Street Bank and Trust Company, Boston, MA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and audits its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN       You may open a regular (non-retirement) account, either by mail
ACCOUNT AND      or wire. Simply complete and return an Account Registration
PURCHASING       Form and any required legal documentation, indicating the
SHARES           amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement
                 ($1,000 for Uniform Gifts/Transfers to Minors Act accounts).
                 You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption
                 Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement for IRAs, but no more than $2,000 if you are making a regular IRA contribution.
                 Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified Retirement Plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department at 1-800-662-7447.

                 Note: For other types of account registrations (e.g. corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                 The Fund's shares are purchased at the next-determined net asset value after your investment has been received. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

Purchase         1) Because of the risks associated with common stock and bond
Restrictions        investments, the Fund is intended to be a long-term
                    investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.
                    Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                 2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to the Vanguard Group.

Additional       Subsequent investments to regular accounts may be made by mail
Investments      ($100 minimum), wire ($1,000 minimum), exchange from another
                 Vanguard Fund account, or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail ($100 minimum) or exchange from another Vanguard Fund account. In some instances, contributions may be made by wire or Vanguard Fund Express. Please call us for more information on these options.
                 ------------------------------------------------------------

                                                                                  ADDITIONAL INVESTMENTS
                                             NEW ACCOUNT                            TO EXISTING ACCOUNTS
Purchasing By Mail                 Please include the amount of your          Additional investments should
Complete and sign the              initial investment on the registra-        include the Invest-by-Mail remit-
enclosed Account                   tion form, make your check pay-            tance form attached to your Fund
Registration Form                  able to The Vanguard Group-78              confirmation statements. Please
                                   and mail to:                               make your check payable to The
                                                                              Vanguard Group-78, write your
                                   Vanguard Financial Center                  account number on your check
                                   P.O. Box 2600                              and, using the return envelope pro-
                                   Valley Forge, PA 19482-2600                vided, mail to the address indicated
                                                                              on the Invest-by-Mail Form.

For Express                        Vanguard Financial Center                  All written requests should be
or registered mail,                455 Devon Park Drive                       mailed to one of the addresses indi-
send to:                           Wayne, PA 19087-1815                       cated for new accounts. Do not
                                                                              send registered or express mail to
                                                                              the post office box address.

                  ------------------------------------------------------------
Purchasing By Wire                 CORESTATES BANK, N.A.
Money should be                    ABA 031000011
wired to:                          CORESTATES NO. 0101 9897
                                   ATTN VANGUARD
Before Wiring                      VANGUARD ASSET ALLOCATION FUND
Please contact                     ACCOUNT NUMBER
Client Services                    ACCOUNT REGISTRATION
(1-800-662-2739)

                 To ensure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
                 ------------------------------------------------------------
Purchasing By    You may open an account or purchase additional shares by making
Exchange (from   an exchange from another Vanguard Fund account. However, the
a Vanguard       Fund reserves the right to refuse any exchange purchase
account)         request. Call our Client Services Department toll-free at
                 1-800-662-2739. The new account will have the same registration as the existing account.
                 ------------------------------------------------------------
Purchasing By    The Fund Express Special Purchase option lets you move money
Fund Express     from your bank account to your Vanguard account at your
Special          request. Or if you choose the Automatic Investment option,
Purchase and     money will be moved from your bank account to your Vanguard
Automatic        account on the schedule (monthly, bimonthly [every other
Investment       month],
                 quarterly, semiannually or yearly) you select. To establish these Fund Express options, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A       You must select one of three distribution options:
DISTRIBUTION
OPTION           1. Automatic Reinvestment Option -- Both dividend and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you unless you specify one of the other options.

                 2.Cash Dividend Option -- Your dividends will be paid in cash and your capital gains will be reinvested in additional Fund shares.

                 3.All Cash Option -- Both dividend and capital gains
                    distributions will be paid in cash.

                 You may change your option by calling our Client Services Department (1-800-662-2739).

                 If a shareholder has chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, we will change the distribution option so that all dividends and other distributions are automatically reinvested in additional shares. We will not pay interest on uncashed distribution checks.

                 In addition, an option to invest your cash dividend and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividend and/or capital gain distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

--------------------------------------------------------------------------------

TAX CAUTION      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These
Investors        distributions are made to all shareholders who own Fund shares
should ask       as of the distribution's record date, regardless of how long
about the        the shares have been owned. Purchasing shares just prior to the
timing           record date could have a significant impact on your tax
of capital       liability for the year. For example, if you purchase shares
gains            immediately prior to the record date of a sizable capital gain
and dividend     or income dividend distribution, you will be assessed taxes on
distributions    the amount of the capital gain and/or dividend distribution
before           later paid even though you owned the Fund shares for just a
investing        short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                 Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gain distributions normally occur in December, while income dividends are generally paid semi-annually in June and December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."

-------------------------------------------------------------------------------

IMPORTANT        The easiest way to establish optional Vanguard services on
INFORMATION      your account is to select the options you desire when you
                 complete your Account Registration Form.

Optional ServicesIf you wish to add shareholder options later, you may need to provide Vanguard with additional information and a signature guarantee. Please call our Client Services Department (1-800-662-2739) for further assistance.


Signature        For our mutual protection, we may require a signature
Guarantees       guarantee on certain written transaction requests. A
                 signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A signature guarantee cannot be provided by a notary public.

Certificates     Share certificates will be issued upon request. If a
                 certificate is lost, you may incur an expense to replace it.

Broker-Dealer    If you purchase shares in Vanguard Funds through a
Purchases        registered broker-dealer or investment adviser, the
                 broker-dealer or adviser may charge a service fee.

Cancelling       The Fund will not cancel any trade (e.g., a purchase,
Trades           exchange, or redemption) believed to be authentic, received in writing or by telephone, once the trade has been received.


Electronic       You may receive a prospectus for the Fund or any of the
Prospectus       Vanguard Funds in an electronic format through Vanguard's
Delivery         website at www.vanguard.com. For additional information
                 please see "Other Vanguard Services-Computer Access."

--------------------------------------------------------------------------------

WHEN YOUR        Your trade date is the date on which your account is
ACCOUNT WILL BE  credited. If your purchase is made by check, Federal Funds
CREDITED         wire, or exchange, and is received by the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                 In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

--------------------------------------------------------------------------------

SELLING YOUR     You may withdraw any portion of the funds in your account
SHARES           by redeeming shares at any time (please see "Important
                 Redemption Information"). You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order. No interest will accrue on amounts represented by uncashed redemption checks.

                 ------------------------------------------------------------

Selling By Mail  Requests should be mailed to Vanguard Financial Center,
                 Vanguard Asset Allocation Fund, P.O. Box 1120, Valley Forge, PA 19482-1120. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Asset Allocation Fund, 455 Devon Park Drive, Wayne, PA 19087-1815.)

                 The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.

                 ------------------------------------------------------------
Definition of    Good Order means that the request includes the following:
Good Order

                 1. The account number and Fund name.
                 2. The amount of the transaction (specified in dollars or
                    shares).
                 3. Signatures of all owners exactly as they are registered on the account.
                 4. Any required signature guarantees.
                 5. Other supporting legal documentation that may be
                    required in the case of estates, corporations, trusts and certain other accounts.
                 6. Any certificates you hold for the account.

                 If you have questions about this definition as it pertains to your request, please call our Client Services Department at 1-800-662-2739.

                 ------------------------------------------------------------

Selling By       To sell shares by telephone, you or your pre-authorized
Telephone        representative may call our Client Services Department at
                 1-800-662-2739. The proceeds will be sent to you by mail.


                 Please Note: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone or in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."

                 ------------------------------------------------------------

Selling By Fund  If you select the Fund Express Automatic Withdrawal option,
Express          money will be automatically moved from your Vanguard Fund
                 account to your bank account according to the schedule you
Automatic        have selected. The Special Redemption option lets you move
Withdrawal       money from your Vanguard account to your bank account on
& Special        your request. You may elect Fund Express on the Account
Redemption       Registration Form or call our Investor Information
                 Department at 1-800-662-7447 for a Fund Express application.

Selling By       You may sell shares by making an exchange to another Vanguard
Exchange         Fund account. Please see "Exchanging Your Shares" for details.
                 ------------------------------------------------------------
Important        Shares purchased by check or Fund Express may be redeemed at
Redemption       any time. However, your redemption proceeds will not be paid
Information      until payment for the purchase is collected, which may take up to ten calendar days.
                 ---------------------------------------------------------------

Delivery of      Redemption requests received by telephone prior to the close of
Redemption       trading on the New York Stock Exchange (generally 4:00 p.m.
Proceeds         Eastern time) are processed on the day of receipt and the
                 redemption proceeds are normally sent on the following business day.


                 Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                 Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order except as described in "Important Redemption Information."

                 If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order.

                 The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                 If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

                 ------------------------------------------------------------

Vanguard's       If you make a redemption from a qualifying account, Vanguard
Average          will send you an Cost Statement Average which provides you with
Cost Statement   the cost and tax basis of the shares you redeemed. Please see
                 "Statements and Reports" for additional information.

                 ------------------------------------------------------------

Low Balance Fee  Due to the relatively high cost of maintaining smaller
and Minimum      accounts, the Fund will automatically deduct a $10 annual fee
Account Balance  in either June or December from non-retirement accounts with
Requirement      balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000. In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment. In such a case, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered shareholder.

                 Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in the Fund's net asset value).

                 ---------------------------------------------------------------

EXCHANGING YOUR  Should your investment goals change, you may exchange your
SHARES shares of Vanguard Asset Allocation Fund for those of other available Vanguard Funds.

Exchanging by    In addition to the details below, please see "Important
Telephone        Information About Telephone Transactions."

Call Client      When exchanging shares by telephone, please have ready the Fund
Services         name, account number, Social Security number or employer
(1-800-662-2739) identification number listed on the account, and the exact name and address in which the account is registered. Only the registered shareowner (or his or her preauthorized representative) may complete such an exchange. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day.

                 Requests received after the close of the Exchange are processed the next business day. Telephone exchanges are not accepted into or from non-IRA investments in Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard STAR Fund-Total International Portfolio, Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios) and Vanguard REIT Index Portfolio. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard provided the request is received in Good Order.

                 Neither the Fund nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Investors bear the full risk of any loss arising from unauthorized telephone exchanges. To prohibit telephone exchanges on your account, please notify the Fund in writing. Otherwise, the telephone exchange privilege will be automatically established for your account.

                 ---------------------------------------------------------------

Exchanging By    Please be sure to include on your exchange request the name and
Mail             account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to Vanguard Financial Center, Vanguard Asset Allocation Fund,
                 P.O. Box 1120, Valley Forge, PA 19482-1120. (For express or registered mail, send your request to Vanguard Financial
                 Center, Vanguard Asset Allocation Fund, 455 Devon Park Drive,
                 Wayne, PA 19087-1815.)

                 ---------------------------------------------------------------

Exchanging       You may use your personal computer to exchange shares of most
Online           Vanguard funds by accessing Vanguard's website
                 (www.vanguard.com). To establish this service on your account, you must first register through our website. We will then send to you by mail, an account access password that will enable you to make online exchanges.

                 The Vanguard funds that you cannot purchase or sell through online exchange are Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund, Vanguard REIT Index Portfolio, Vanguard Total International Portfolio, and Vanguard Growth and Income Portfolio (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.

                 ---------------------------------------------------------------

Important        Before you make an exchange, you should consider the following:
Exchange
Information      o Please read the Fund's prospectus before making an exchange.
                   For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                 o An exchange is treated as a redemption and a purchase.
                   Therefore, you could realize a taxable gain or loss on the transaction.

                 o Exchanges by telephone are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.

                 o In order to exchange into an account with a different
                   registration (including a different name, address, or taxpayer identification number), you must obtain the guaranteed signatures of all current account owners on your written instructions.

                 o The shares to be exchanged must be on deposit and not held in certificate form.

                 o New accounts are not currently accepted in Vanguard/Windsor
                   Fund.

                 o The redemption price of shares redeemed by exchange is the net asset value next determined after Vanguard has received the required documentation in Good Order.

                 o When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                 Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of, or reject any exchange, as deemed necessary, at any time.

                 The exchange privilege is only available in states in which the shares of the Fund are registered for sale. The Fund's shares are currently registered for sale in all 50 states and the Fund intends to maintain such registration.

--------------------------------------------------------------------------------

EXCHANGE         The Fund's exchange privilege is not intended to afford
PRIVILEGE        shareholders a way to speculate on short-term movements in the
LIMITATIONS      market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                 Exchange activity generally will not be deemed excessive if limited to two substantive exchange redemptions (at least 30 days apart) from the Fund during any twelve month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard portfolios. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT        The ability to initiate redemptions (except wire or Fund
INFORMATION      Express redemptions) and exchanges by telephone is
ABOUT TELEPHONE  automatically established on your account unless you request in
TRANSACTIONS     writing that telephone transactions on your account not be permitted.

                 To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                 1. Security Check. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                 2. Payment Policy. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only.

                 Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------

TRANSFERRING     You may transfer the registration of any of your Fund shares to
REGISTRATION     another person by completing a transfer form and sending it to:
                 Vanguard Financial Center, P.O. Box 1110, Valley Forge, PA
                 19482-1110, Attention: Transfers Department. The request must be in Good Order. To receive a transfer form and full instructions, please call our Client Services Department
                 (1-800-662-2739).

--------------------------------------------------------------------------------

STATEMENTS AND   Vanguard will send you a confirmation statement each time you
REPORTS          initiate a transaction in your account, except for
                 checkwriting redemptions from Vanguard money market accounts.
                 You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                 Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                 Financial reports on the Fund will be mailed to you semi-annually, according to the Fund's fiscal year-end.


--------------------------------------------------------------------------------
OTHER VANGUARD   For more information about any of these services, please call
SERVICES         our Investor Information Department at 1-800-662-7447.

Vanguard Direct With Vanguard's Direct Deposit Service, most U.S. Government Deposit Service checks (including Social Security and military pension checks)
                 and private payroll checks may be automatically deposited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

Vanguard         Vanguard's Automatic Exchange Service allows you to move money
Automatic        automatically among your Vanguard Fund accounts. For instance,
Exchange         the service can be used to "dollar cost average" from a money
Service          market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client
                 Services Department at 1-800-662-2739 for additional information.

Vanguard Fund    Vanguard's Fund Express allows you to transfer money between
Express          your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor
                 Information Department (1-800-662-7447) for a Fund Express application.

                 Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.


Vanguard         Vanguard's Dividend Express allows you to transfer your
Dividend         dividend and/or capital gains distributions automatically from
Express          your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or credit union that is a member of the Automated Clearing
                 House (ACH) network. You may elect this service on the Account
                 Registration Form or call our Investor Information Department
                 (1-800-662-7447) for a Vanguard Dividend Express application.

Vanguard         Vanguard's Tele-Account is a convenient, automated service that
Tele-Account(R)  provides share price, price change and yield quotations on
                 Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard Fund shares and redemptions by check using Tele-Account. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).

Computer Access


Vanguard Online Use your personal computer to learn more about Vanguard funds www.vanguard.com and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                 Our education-oriented website provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

--------------------------------------------------------------------------------
                                                                              25

                     (This page intentionally left blank.)

-----------------
The Vanguard Group
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482


Investor Information
 Department:
1-800-662-7447 (SHIP)
                                                   P R O S P E C T U S

Client Services
 Department:
1-800-662-2739 (CREW)
                                                    JANUARY 16, 1998


Tele-Account for
 24-Hour Access:
1-800-662-6273 (ON-BOARD)

Telecommunication Service
 for the Hearing-Impaired:
1-800-662-2738

Transfer Agent:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482









P078

                                     PART B

                      VANGUARD ASSET ALLOCATION FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION
                                January 16, 1998

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated January 16, 1998). To obtain the Prospectus please call:



                         Investor Information Department
                              1-800-662-7447 (SHIP)


                                TABLE OF CONTENTS




                                                        Page
                                                       ------
    Futures Contracts and Options  ..................    B-1
    Portfolio Transactions   ........................    B-4
    Description of U.S. Government Securities  ......    B-5
    Description of Repurchase Agreements ............    B-5
    Investment Limitations   ........................    B-5
    Purchase of Shares ..............................    B-7
    Redemption of Shares  ...........................    B-8
    Management of the Fund   ........................    B-9
    Performance Measures  ...........................    B-12
    Total Return ....................................    B-14
    Investment Advisory Services   ..................    B-14
    Glossary  .......................................    B-17
    Financial Statements  ...........................    B-18



                       INVESTMENT OBJECTIVES AND POLICIES


     The following policies supplement the Fund's investment objectives and policies set forth in the Prospectus:


                         FUTURES CONTRACTS AND OPTIONS

     The Fund may enter into stock index and fixed-income futures contracts, stock index and fixed income options, and options on such futures contracts to remain fully invested, or to reduce transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.


     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.


     Regulations of the CFTC applicable to the Portfolio require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


Restrictions on the Use of Futures Contracts and Options


     The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Portfolio's total assets.


Risk Factors in Futures Transactions


     Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.


     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.


     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in some futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


Federal Tax Treatment of Futures Contracts


     The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.


     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

                            PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes the Adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     The total brokerage commissions paid by the Fund for the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, totaled
$92,177, $127,528 and $113,938 respectively.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed equitable by the Adviser.

Description of U.S. Government Securities

     As used in this prospectus, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

Description of Repurchase Agreements

     Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

                            INVESTMENT LIMITATIONS

     The following restrictions supplement the Fund's investment limitations set forth in the Prospectus. Except as otherwise indicated, these restrictions are fundamental policies of the Fund which cannot be changed without the approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Fund's outstanding voting shares. The Fund may not under any circumstances:

     1) Borrow money, except from banks (or through reverse repurchase agreements) for temporary or emergency purposes (not leveraging), and then only in an amount not in excess of 15% of the value of the Fund's net assets at the time the borrowing is made. Whenever borrowing exceeds 5% of the value of the Fund's assets, the Fund will not make any additional investments;

     2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

     3) Invest for the purpose of exercising control of management of any company;

     4) Purchase the securities of any other investment company, except as they may be acquired as part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the 1940 Act. The Fund will invest only in investment companies which have investment objectives consistent with those of the Fund;

     5) The Fund will not engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in disposing of portfolio securities. Additionally, the Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

     6) Invest in commodities, except that the Fund may invest in futures contracts, options and options on futures contracts to the extent that not more than 5% of the Fund's assets are required as margin deposit for futures contracts;

     7) Invest in real estate or real estate limited partnership interests although the Fund may purchase and sell securities of companies which invest in real estate, or interests therein;

     8) Purchase securities on margin or sell any securities short except as specified in investment limitation No. 6 above;

     9) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and
        (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder. No loan of securities will be made if, as a result the aggregate of such loans in the Fund would exceed 33 1/3% of the value of the Fund's total assets;

    10) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

    11) Invest more than 25% of the value of its total assets in any one industry.


     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.


     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                              PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.



                             REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                            MANAGEMENT OF THE FUND


Directors and Officers

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929) Chairman and Director*
 Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of the Mead
 Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.


JOHN J. BRENNAN, (DOB: 7/29/1954) President, Chief Executive Officer & Director*
 President, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.


ROBERT E. CAWTHORN, (DOB: 9/28/1935) Director
 Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of
 Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Director
 Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.


BRUCE K. MACLAURY, (DOB: 5/7/1931) Director
 President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corporation.


BURTON G. MALKIEL, (DOB: 8/28/1932) Director
 Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
 Telecommunications Company.

ALFRED M. RANKIN, Jr., (DOB: 10/8/1941) Director
 Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, (DOB: 6/12/1936) Director
 President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Director
 Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Director
 Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of
 Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
 Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*
 Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*
 Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------------------
   * Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides that: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. At September 30, 1997, the Fund had contributed capital of $251,000, representing 1.3% of Vanguard's capitalization.



Management


     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended September 30, 1997, the Fund's allocated share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $10,632,000.


Distribution

     Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.


     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one-half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended September 30, 1997, the Fund paid approximately $683,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .02 of 1% of the Fund's average net assets.



Investment Advisory Services

     Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Admiral Funds, Vanguard Tax-Managed Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Total International Portfolio of Vanguard STAR Fund, Aggressive Growth Portfolio of Vanguard Horizon Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, Vanguard Institutional Index Fund, Vanguard REIT Index Portfolio of Vanguard Specialized Portfolios, and a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.




Remuneration of Directors and Officers

     The Fund pays each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. During the year ended September 30, 1997 the Fund's proportionate share of remuneration paid to all Officers of the Fund, as a group, was approximately $72,216 including Directors.

     Retired Directors who are not officers are paid an annual fee based on the number of years of service. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each eligible officer's annual compensation plus 5.7% of that part of an eligible officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its thrift plan, all eligible officers are permitted to make pre-tax contributions in an amount up to 4% of total compensation, subject to federal tax limitations, which are matched by Vanguard on a 100% basis. The Fund's proportionate share of retirement contributions made by Vanguard under its retirement and thrift plans on behalf of all Officers of the Fund, as a group, during the 1997 fiscal year was approximately $1,950.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended September 30, 1997.



                        VANGUARD ASSET ALLOCATION FUND
                              COMPENSATION TABLE




                                              Pension or Retirement       Estimated
                               Aggregate       Benefits Accrued as     Annual Benefits      Total Compensation
                              Compensation        Part of Fund              Upon          From All Vanguard Funds
Names of Directors             From Fund            Expenses             Retirement        Paid to Directors(2)
------------------           --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1)                   --                  --                      --                    --
John J. Brennan(1)                 --                  --                      --                    --
Barbara Barnes Hauptfuhrer        $807                $116                 $15,000               $70,000
Robert E. Cawthorn                $807                $ 97                 $13,000               $70,000
Bruce K. MacLaury                 $861                $112                 $12,000               $65,000
Burton G. Malkiel                 $812                $ 78                 $15,000               $70,000
Alfred M. Rankin, Jr.             $807                $ 61                 $15,000               $70,000
John C. Sawhill                   $807                $ 73                 $15,000               $70,000
James O. Welch, Jr.               $807                $ 90                 $15,000               $70,000
J. Lawrence Wilson                $807                $ 65                 $15,000               $70,000


------------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.

(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).



                             PERFORMANCE MEASURES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Asset Allocation Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.


Standard & Poor's 500 Composite Stock Price Index -- is a well diversified list of 500 companies representing the U.S. Stock Market.

Standard & Poor's MidCap 400 Index -- is composed of 400 medium sized domestic stocks.


Standard & Poor's/BARRA 600 Value Index -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.


Standard & Poor's/BARRA 600 Growth Index -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


Russell 1000 Value Index -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.




Wilshire 5000 Equity Index -- consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.


Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Brothers Aggregate Bond Index -- is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.


Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

Lehman Brothers Mutual Fund Long (10+) Government/Corporate Index -- is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.


Lehman Long-Term Treasury Bond Index -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.


Lehman Corporate (Baa) Bond Index -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


Bond Buyer Municipal Bond Index -- is a yield index on current coupon high grade general obligation municipal bonds.


Standard & Poor's Preferred Index -- is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.

NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).


Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


                                 TOTAL RETURN


     The average annual total return for the Fund for one and five years ended September 30, 1997 and for the period from inception (November 3, 1988) to September 30, 1997 was +29.42%, +16.74% and +15.69%, respectively.


     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.


                         INVESTMENT ADVISORY SERVICES


     The Fund employs Mellon Capital Management Corporation ("MCM"), 595 Market St., Suite 3000, San Francisco, California (the "Adviser") under an investment advisory agreement dated as of July 1, 1997 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

     The Fund pays the Adviser a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:




        Net Assets                                         Rate
        ----------                                        ------
        First $100 million  ...........................   .200%
        Next $900 million   ...........................   .150%
        Next $500 million   ...........................   .125%
        Over $1.5 billion   ...........................   .100%



     This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of a "Combined Index", 65% of which shall be comprised of the Standard & Poor's 500 Composite Price Index and 35% of which shall be comprised of the Lehman Brothers Long-Term U.S. Treasury Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period. For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund will be averaged over the same period as the performance of the Fund and the investment record of the Combined Index are computed.

     Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending March 31, 2000. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "New Rate"1), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the adviser2 (the "Previous Rate") shall be used as follows:

     1. Quarter Ending June 30, 1997. The incentive/penalty fee was calculated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the New Rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the Previous Rate.

     2. Quarter Ending September 30, 1997. The incentive/penalty fee was calculated as the sum of 16.6% of the fee payable under the New Rate plus 83.4% of the fee payable under the Previous Rate.

     3. Quarter Ending December 31, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the New Rate plus 75% of the fee payable under the Previous Rate.

     4. Quarter Ending March 31, 1998. The incentive/penalty fee shall be calculated as the sum of 33.3% of the fee payable under the New Rate plus 66.7% of the fee payable under the Previous Rate.

     5. Quarter Ending June 30, 1998. The incentive/penalty fee shall be calculated as the sum of 41.6% of the fee payable under the New Rate plus 58.4% of the fee payable under the Previous Rate.

     6. Quarter Ending September 30, 1998. The incentive/penalty fee shall be calculated as the sum of 50% of the fee payable under the New Rate plus 50% of the fee payable under the Previous Rate.

     7. Quarter Ending December 31, 1998. The incentive/penalty fee shall be calculated as the sum of 58.4% of the fee payable under the New Rate plus 41.6% of the fee payable under the Previous Rate.

     8. Quarter Ending March 31, 1999. The incentive/penalty fee shall be calculated as the sum of 66.7% of the fee payable under the New Rate plus 33.3% of the fee payable under the Previous Rate.

     9. Quarter Ending June 30, 1999. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the New Rate plus 25% of the fee payable under the Previous Rate.

     10. Quarter Ending September 30, 1999. The incentive/penalty fee shall be calculated as the sum of 83.4% of the fee payable under the New Rate plus 16.6% of the fee payable under the Previous Rate.

     11. Quarter Ending December 31, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the New Rate plus 8.3% of the fee payable under the Previous Rate.

     12. Quarter Ending March 31, 2000. New Rate fully operable.

     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund shall be averaged over the same period as the investment performance of the Fund and the investment record of the Combined Index are computed. The "investment performance" of the Fund


------------

1 The benchmark used for the new rate calculation will consist of linking the return of the "new" benchmark (a "Combined Index", 65% of which is comprised of the Standard & Poor's 500 Composite Price Index and 35% of which is comprised of the Lehman Brothers Long-Term U.S. Treasury Index) to the return of the "previous" benchmark (Standard & Poor's 500 Composite Price Index) in the same varying percentages that are listed below.
2 The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% of the average month-end assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter was six percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Price Index.

for the period, expressed as a percentage of the Fund's net asset value per share at the beginning of the period shall be the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains.

     The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and (ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Computation of these two components as the Combined Index shall be made on the basis of 65% in the Stock Index and 35% in the Bond Index at the beginning of each quarter.

     The agreement will continue until June 30, 1998 and will be renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Fund.


     The Fund's Board of Directors may, without the approval of shareholders, provide for:

     A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

     B. A change in the terms of an advisory agreement.


     C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.


     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


     Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which do require an expense guarantee.



     Description of the Adviser. The Adviser is a professional counseling firm which manages well diversified stock and bond portfolios for institutional clients. As of September 30, 1997 the Adviser provided investment advisory services to 227 clients and managed assets with an approximate value of $64.9 billion. The Adviser's asset allocation strategy was developed by the Adviser's co-founder, William Fouse, in 1972, and is used by 109 of its clients and accounts for approximately $20.2 billion of the assets that it manages. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Bank Corporation. For the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997, the Fund paid approximately $1,954,000 (before a decrease of $131,000 based on performance), $2,691,000 (before a decrease of $515,000 based on performance), and $3,723,000 (before a decrease of $921,000 based on performance) respectively, to the Adviser for investment advisory services. The basic fee paid to the Adviser for the fiscal year ended September 30, 1996 reflects a fee waiver of $146,000 during the period October 1, 1995 to March 31, 1996.



                                   Glossary

a. Historical Market Returns -- Total returns of broad asset class benchmarks. As examples, the returns of well-known benchmarks for domestic stocks, bonds, and money market instruments are given below.





                                                                         Money Market
    Asset Class          Common Stocks               Bonds                Instruments
                       Standard & Poor's
                      500 Composite Stock       Lehman Brothers             90 Day
     Benchmark            Price Index         Long Treasury Index     U.S. Treasury Bills
    ----------        -------------------     -------------------     -------------------
       1980               32.4                      -2.9                    11.4
       1981               -4.9                       0.4                    14.7
       1982               21.5                      41.8                    10.9
       1983               22.5                       2.0                     9.0
       1984                6.2                      14.8                    10.0
       1985               31.6                      31.6                     7.8
       1986               18.6                      24.1                     6.2
       1987                5.2                      -2.7                     5.9
       1988               16.5                       9.2                     6.8
       1989               31.6                      18.9                     8.6
       1990               -3.1                       6.3                     7.9
       1991               30.4                      18.5                     5.8
       1992                7.6                       8.0                     3.6
       1993               10.1                      17.3                     3.1
       1994                1.3                      -7.6                     4.2
       1995               37.6                      30.7                     5.8
       1996               23.0                      -0.9                     5.2
       1997(9/30)         29.6                       8.1                     3.9


b. Asset Allocation -- Asset allocation -- in its most generic sense -- is the allotment of an investor's monies to broad asset classes such as stocks or bonds. Investors establish percentage allocation guidelines for stocks, bonds, and money market instruments which are consistent with their particular long-term investment needs. These needs will include current income, potential growth in capital, and willingness to accept risk.

     In implementing their asset allocation targets, some investors attempt to maintain a stable mix -- such as 50% stocks and 50% bonds -- while others will actively manage the stock/bond mix in pursuit of higher returns, lower risk, or other investment objectives. The key difference between investors who maintain a stable mix and those who actively change allocations is their willingness to forecast the risks and returns of individual asset classes, their forecasting abilities, and their comfort in making investment decisions based upon such forecasts. Historically, investors who actively managed the mix based upon conjecture have often underperformed both investors with relatively stable allocations and investors with logical, disciplined methods for assessing relative value and risk. Institutional investors commonly refer to active asset allocation approaches which are based upon disciplined methodologies as tactical asset allocation.

                             FINANCIAL STATEMENTS


     The Fund's financial statements, including the financial highlights for each of the five fiscal years in the period ended September 30, 1997, appearing in the Fund's 1997 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.